Exhibit 10.15

AMENDMENT TO THE
STOCKHOLDERS AGREEMENT
This AMENDMENT, dated as of July 31, 2019 (this “Amendment”), to the Amended and Restated Stockholders Agreement, dated as of November 13, 2018 (the “Original Agreement”), is entered into by and between General Electric Company, a New York corporation (“GE”), and Baker Hughes, a GE company, a Delaware corporation (“BHGE”). Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Original Agreement.
WHEREAS, pursuant to Section 7.8 of the Original Agreement, the Original Agreement may be amended or modified by a written instrument signed by the parties hereto, provided that any material amendment or modification of the Original Agreement shall require the prior written approval of the Conflicts Committee or its authorized designee;
WHEREAS, this Amendment and the actions contemplated herein have been approved in writing by the Conflicts Committee or its authorized designee; and
WHEREAS, the parties hereto desire to amend the Original Agreement on the terms set forth herein.
NOW, THEREFORE, for good and valuable consideration, and intending to be legally bound hereby, GE and BHGE hereby agree as follows:
1.Section 3.3(a) of the Original Agreement is hereby amended and restated as follows:
“Audit Committee. The Audit Committee of the Company Board shall have at least one (1) Company Independent Director.”
2.Except as expressly set forth in this Amendment, this Amendment does not, by implication or otherwise, alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement.
3.Each reference to “hereto”, “hereunder”, “herein” and “hereof” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Original Agreement shall, after this Amendment becomes effective, refer to the Original Agreement as amended hereby.
4.Sections 7.2 (Governing Law), 7.4 (Notices), 7.5 (Severability), 7.6 (Entire Agreement), 7.7 (Assignment; No Third-Party Beneficiaries), 7.8 (Amendment; Waiver), 7.9 (Interpretations), 7.11 (Counterparts; Electronic Transmission of Signatures) and 7.12 (Enforceable by the Conflicts Committee) of the Original Agreement are incorporated herein by reference, mutatis mutandis.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorize.
GENERAL ELECTRIC COMPANY

By: /s/ John Godsman

Name:	John Godsman

Title:	Vice President

BAKER HUGHES, A GE COMPANY

By: /s/ Lee Whitley
Name:    Lee Whitley
Title:    Corporate Secretary